                                                                   EXHIBIT 10.17

                                 AMENDMENT NO. 1


            Amendment No. 1 (this "Amendment"), dated as of October 6, 2004, to that certain Credit and Guaranty Agreement, dated as of June 4, 2004 (the "Credit Agreement"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among MAAX CORPORATION, a Nova Scotia unlimited company ("Company"), BEAUCELAND CORPORATION, a Nova Scotia unlimited company ("Holdings"), CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party hereto from time to time, GOLDMAN SACHS CREDIT PARTNERS L.P., as Joint Lead Arranger and as Syndication Agent, ROYAL BANK OF CANADA, as Administrative Agent (in such capacity, "Administrative Agent") and as Collateral Agent, ROYAL BANK OF CANADA, ACTING THROUGH ITS BUSINESS GROUP RBC CAPITAL MARKETS, as Joint Lead Arranger, and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Joint Lead Arranger and as Documentation Agent.


                              W I T N E S S E T H :
                              - - - - - - - - - -

            WHEREAS, Company desires to amend the Credit Agreement; and

            WHEREAS, pursuant to Section 10.5 of the Credit Agreement, Company and each of the undersigned Lenders hereby agree to amend the Credit Agreement as set forth herein.

            NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I. Amendment. Subject to the satisfaction of the conditions set forth in Section Two hereof, the definition of "Fixed Charge Coverage Ratio" in Section
 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:


      "FIXED CHARGE COVERAGE RATIO" means the ratio as of the last day of any Fiscal Quarter of (i) the sum of (x) Consolidated Adjusted EBITDA and (y) the amount of scheduled rental payments that reduced Consolidated Net Income to the extent it also reduced Consolidated Adjusted EBITDA, in each case for the four-Fiscal Quarter period then ending, to (ii) Consolidated Fixed Charges for such four-Fiscal Quarter period.

ARTICLE II. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, Administrative Agent shall have received counterparts of this Amendment executed by the Company and the Requisite Lenders. The effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.


ARTICLE III. Representations and Warranties; Covenants. In order to induce the Lenders to enter into this Amendment, the Company represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment,
(x) no Event of Default or Default has occurred and is continuing; and (y) the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and any such representations and warranties that contain a materiality or Material Adverse Effect qualification are true and correct in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects on and as of such earlier date.


ARTICLE IV. Reference to and Effect on the Credit Agreement and the Notes. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute an amendment or waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guaranty as in full force and effect after giving effect to the Amendment herein set forth.


ARTICLE V. Costs, Expenses and Taxes. Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP) in accordance with the terms of
Section 10.2 of the Credit Agreement.


ARTICLE VI. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

ARTICLE VII. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the principles of conflicts of laws thereof to the extent that the application of the laws of another jurisdiction would be required thereby.


                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                              MAAX CORPORATION




                              By:   /s/ Denis Aubin
                                    ------------------------------
                                    Name:   Denis Aubin
                                    Title:  Executive Vice President & CFO

                              ROYAL BANK OF CANADA,
                                   as a Lender




                              By:   /s/ Rod Smith
                                    ------------------------------------
                                    Name:   Rod Smith
                                    Title:  Authorized Signatory


                              If second signature is necessary:


                              By:   /s/ John M. Crantor
                                    ------------------------------------
                                    Name:   John M. Crantor
                                    Title:  Attorney-in-Fact

                              GOLDMAN SACHS CANADA CREDIT
                                 PARTNERS CO.,
                                 as a Lender



                              By:   /s/ Pedro Ramirez
                                    ------------------------------
                                    Name:   Pedro Ramirez
                                    Title:  Authorized Signatory

                              MERRILL LYNCH CAPITAL CANADA INC.,
                                 as a Lender


                                    By: /s/ Marcolo Cosma
                                        ------------------------------
                                        Name:   Marcolo Cosma
                                        Title:  Vice President



                              NATIONAL BANK OF CANADA,
                                 as a Lender


                                    By: /s/ Andre Marenger
                                        ------------------------------------
                                        Name:   Andre Marenger
                                        Title:  Director



                                    By: /s/ Gilles Morin
                                        ------------------------------
                                        Name:   Gilles Morin
                                        Title:  Managing Director

                              BANK OF MONTREAL, CHICAGO BRANCH,
                                 as a Lender

                              By:   /s/ Bruce A. Pietka
                                    ------------------------------------
                                    Name:   Bruce A. Pietka
                                    Title:  Vice President

                              LA CAISSE CENTRALE DESJARDINS DU QUEBEC,
                                 as a Lender




                              By:   /s/ Michel Voyer
                                    ------------------------------
                                    Name:   Michel Voyer
                                    Title:  Senior Manager


                              By:   /s/ Sylvain Gascon
                                    ------------------------------------
                                    Name:   Sylvain Gascon
                                    Title:  Vice President

                              CITIBANK, N.A., CANADIAN BRANCH,
                                 as a Lender




                              By:   /s/ Isabelle Cote
                                    ------------------------------
                                    Name:   Isabelle Cote
                                    Title:


                              COMERICA BANK, CANADA BRANCH,
                                 as a Lender




                              By:   /s/ Robert Rosen
                                    ------------------------------
                                    Name:   Robert Rosen
                                    Title:  Vice-President

                              NATIONAL CITY BANK, CANADA BRANCH,
                                 as a Lender




                              By:   /s/ J. Andrew Riddell
                                    ------------------------------------
                                    Name:   J. Andrew Riddell
                                    Title:  Vice President


                              GE CANADA FINANCE HOLDING COMPANY,
                                 as a Lender




                              By:   /s/ Ellis Gaston
                                    ------------------------------
                                    Name:   Ellis Gaston
                                    Title:  Duly Authorized Signatory

                              By:   NEMEAN CLO, LTD.,
                                    ING Capital Advisors LLC,
                                    as Investment Manager


                              By:   /s/ Steven Gorski
                                    ------------------------------
                                    Name:   Steven Gorski
                                    Title:  Director


                                    SEQUILS-ING I (HBDGM), LTD.,




                              By:   ING Capital Advisors LLC,
                                    as Collateral Manager


                              By:   /s/ Steven Gorski
                                    ------------------------------
                                    Name:   Steven Gorski
                                    Title:  Director


                                    ARCHIMEDES FUNDING III, LTD.




                              By:   ING Capital Advisors LLC,
                                    as Collateral Manager


                              By:   /s/ Steven Gorski
                                    ------------------------------
                                    Name:   Steven Gorski
                                    Title:  Director

                                    ARCHIMEDES FUNDING IV (CAYMAN), LTD.


                              By:   ING Capital Advisors LLC,
                                    as Collateral Manager


                              By:   /s/ Steven Gorski
                                    ------------------------------
                                    Name:   Steven Gorski
                                    Title:  Director

                                    ENDURANCE CLO I, LTD.




                              By:   ING Capital Advisors LLC,
                                    as Portfolio Manager


                              By:   /s/ Steven Gorski
                                    ------------------------------
                                    Name:   Steven Gorski
                                    Title:  Director



                                    ING-ORYX CLO, LTD.




                              By:   ING Capital Advisors LLC,
                                    as Collateral Manager


                              By:   /s/ Steven Gorski
                                    ------------------------------
                                    Name:   Steven Gorski
                                    Title:  Director

                                 EATON VANCE LIMITED DURATION
                                    INCOME FUND

                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President

                              GRAYSON & CO.

                                 BY: BOSTON MANAGEMENT
                                 AND RESEARCH
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President


                              SENIOR DEBT PORTFOLIO

                                 By: Boston Management and Research
                                 as Investment Advisor,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President

                              OXFORD STRATEGIC INCOME FUND

                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President



                              TOLLI & CO.

                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President

                              EATON VANCE SENIOR
                                 FLOATING-RATE TRUST

                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President

                              EATON VANCE SENIOR INCOME TRUST

                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President

                              EATON VANCE INSTITUTIONAL

                                 SENIOR LOAN FUND
                                 BY: EATON VANCE MANAGEMENT
                                 AS INVESTMENT ADVISOR,
                                 as a Lender



                              By:   /s/ Michael B. Botthof
                                    ------------------------------------
                                    Name:   Michael B. Botthof
                                    Title:  Vice President


                              OCTAGON INVESTMENT PARTNERS III, LTD.

                                 By: Octagon Credit Investors, LLC,
                                 as Portfolio Manager,
                                 as a Lender



                              By:   /s/ Michael B. Nechamkin
                                    ------------------------------------
                                    Name:   Michael B. Nechamkin
                                    Title:  Portfolio Manager

                              OCTAGON INVESTMENT PARTNERS VII, LTD.

                                 By: Octagon Credit Investors, LLC,
                                 as Collateral Manager,
                                 as a Lender



                              By:   /s/ Michael B. Nechamkin
                                    ------------------------------------
                                    Name:   Michael B. Nechamkin
                                    Title:  Portfolio Manager

                              UBS AG, STAMFORD BRANCH,
                                   as a Lender



                              By:   /s/ Wilfred V. Smith
                                    ------------------------------------
                                    Name:   Wilfred V. Smith
                                    Title:  Director

                              If second signature is necessary:


                              By:   /s/ Barbara Ezell-McMichael
                                    ------------------------------------
                                    Name:   Barbara Ezell-McMichael
                                    Title:  Associate Director